Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

9.   Income Taxes

The income tax provision consists of the following (in thousands):

	Year ended December 31,
	2020	2019
Current:
Federal	$—	$—
State	—	14
Total current provision	—	14
Deferred:
Federal	—	—
State	—	—
Total deferred provision	—	—
Income tax provision	$—	$14

The difference between income tax benefits and income taxes computed using the U.S. federal income tax rate as of December 31, 2020 and 2019 are as follows (in thousands):

	Year ended December 31,
	2020	2019
Federal provision (benefit)
At statutory rates	$(2,525)	$(4,971)
Uncertain tax positions	5,690	507
Other	(101)	(2,471)
Change in valuation allowance	(3,064)	6,949
Income tax provision	$—	$14

Significant components of Obalon’s deferred tax assets and liabilities are as shown below (in thousands):

	Year ended December 31,
	2020	2019
Deferred tax assets:
Net operating losses	$37,777	$35,252
Tax credits	—	5,493
Capitalized research and development costs	1,864	2,401
Other	3,014	2,724
Total gross deferred tax assets	42,655	45,870
Less valuation allowance	(42,514)	(45,578)
Total deferred tax assets	$141	$292

Deferred tax liabilities:
Other	$(141)	$(292)
Total deferred tax liabilities	$—	$—

A valuation allowance of $42.5 million and $45.6 million as of December 31, 2020 and 2019, respectively, has been established to offset the deferred tax assets as realization of such assets are uncertain.

At December 31, 2020, Obalon had federal and state net operating loss carryforwards of approximately $157.4 million and $126.0 million, respectively. The federal and state tax loss carryforwards will begin expiring in 2028, unless previously utilized. The federal net operating loss carryover includes $69.2 million of net operating losses generated after 2017. Federal net operating losses generated in 2018 and beyond carryover indefinitely and may generally be used to offset up to 80% of future taxable income. Obalon also has federal and California research and development tax credit carryforwards totaling $3.4 million and $2.7 million, respectively. The federal research and development tax credit carryforward will begin to expire in 2028 unless previously utilized. The California research tax credits do not expire.

Pursuant to Internal Revenue Code, or IRC, Sections 382 and 383, annual use of Obalon’s net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. Obalon has not completed an IRC Section 382 and 383 analysis regarding the limitation of net operating loss and research and development credit carryforwards. The deferred tax asset associated with Obalon’s federal and state net operating losses are fully offset by a valuation allowance. Due to the existence of the valuation allowance, future changes in Obalon’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.

In accordance with authoritative guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon an audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. As of December 31, 2020 and 2019, Obalon had unrecognized tax benefits of $10.5 million and $4.3 million, respectively. There are no unrecognized tax benefits included on the consolidated balance sheet that would, if recognized, impact the effective tax rate, given the valuation allowance recorded against the deferred tax assets. Obalon does not anticipate there will be a significant change in unrecognized tax benefits within the next 12 months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year ended December 31,
	2020	2019
Balance at January 1	$4,250	$3,609
Additions based on tax positions related to current year	250	643
Additions based on tax positions related to prior years	6,049	—
Reductions for tax positions related to prior years	—	(2)
Balance at December 31	$10,549	$4,250

Obalon is subject to taxation in the United States and various state jurisdictions. Due to the net operating loss carryforwards, the U.S. federal and state returns are open to examination for all years since inception. Obalon has not been, nor is it currently, under examination by the federal or any state tax authority.

On March 27, 2020, the United States enacted the Coronavirus Aid, Relief and Economic Security Act (Cares Act). The  CARES Act is an emergency economic stimulus package that includes spending and tax breaks to strengthen the United States economy and fund a nationwide effort to curtail the effect of COVID-19.  While the CARES Act provides sweeping tax changes in response to the COVID-19 pandemic, some of the provisions are the extension of the carryback period of certain losses to five years, and increasing the ability to deduct interest expense from 30 percent to 50 percent of modified taxable income.  The CARES Act for a credit against employee wages, the opportunity to defer payment of a portion of federal payroll taxes to December 2021 and December 2022 and enhanced small business loans to assist business impacted by pandemic. Obalon’s tax provision and financial position was not materially impacted by the CARES Act.

On December 27, 2020, the United States enacted the Consolidated Appropriations Act which extended and modified many of the tax related provisions of the CARES Act.  Obalon does not anticipate an impact of the Consolidated Appropriations Act on its tax provision or financial position.